Exhibit 4.1

NUMBER		SHARES

MWI VETERINARY SUPPLY, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

CUSIP 55402X 10 5

COMMON

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF

MWI VETERINARY SUPPLY, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

/s/ Mary Patricia B. Thompson	/s/ James F. Cleary, Jr.
VICE PRESIDENT, CHIEF FINANCIAL OFFICER, AND SECRETARY	PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.

TRANSFER AGENT
AND REGISTRAR
BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UTMA –		Custodian
				(Cust)		(Minor)
TEN ENT	–	as tenants by entireties		under Uniform Transfer to Minors

JT TEN	–	as joint tenants with right of survivorship		Act
		and not as tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer
the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH
AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES
TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK
STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR
THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT
BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.